================================================================================
                                    LEXINGTON
================================================================================
================================================================================
                                    LEXINGTON
                                     NATURAL
                                    RESOURCES
                                      TRUST
--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997


                               The Lexington Group
                                   of NO LOAD
                              Investment Companies
================================================================================

DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------

     Lexington Natural Resources Trust rebounded strongly in the quarter ending June 30, 1997, with a total return of 9.71%*. For the six month period ending June 30, 1997, the Fund is up 3.57%* and for the one year period the Fund is up 19.28%*.

     It has been an interesting six months. The oil service and the international oil sectors that performed extremely well in 1996, sold off in the first quarter of 1997 for no apparent reason other than profit taking, following the stocks strong 12 month performance. The wave of selling ended in about mid-April and the sectors once again began performing well as strong profit gains were recorded by companies such as Diamond Offshore Drilling, Halliburton and Ensco. The international oils, such as RoyalDutch Petroleum and British Petroleum, also rebounded nicely, reflecting their strong fundamental position in the global oil markets.

      The big factor--INFLATION--which is often the "icing on the cake" for the natural resource companies continues to be dormant. The companies in our portfolio are not being helped by inflation or exceptionally tight supply/demand characteristics.They are, however, recording strong earnings growth by managing costs, planning effectively and utilizing lean management teams to achieve their targeted investment returns. These good companies can't afford to wait for inflation, supply disruption or world crisis. They must run their businesses in a very competitive resource environment. Fortunately, the management of the companies in your portfolio is doing that well.

     Looking forward, we recently began to build new positions in the forest products area which we believe will contribute to the Fund's performance as both supply/demand conditions and pricing appears to be improving in the paper and forest product markets. We also continue to hold a small position in gold stocks which appear to be bottoming out, and anticipate better performance in the second half as gold bullion prices stabilize.

     Natural resources has been a difficult sector to invest in for the first six months of 1997. We believe the second half of the year is going to be more favorable for contractholders in the Fund.

                                       Sincerely,


                                       /s/Robert M. DeMichele
                                       ----------------------
                                       Robert M. DeMichele
                                       Portfolio Manager and President
                                       August, 1997

* 19.28%, 10.89% and 5.74% are the one year, five year and since commencement (8/1/89) average annual standard total returns, respectively, for the period ended June 30, 1997. Prior to September 1991, the Fund operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited)

 NUMBER OF                                                              VALUE
  SHARES                      SECURITY                                 (NOTE 1)
--------------------------------------------------------------------------------
                  COMMON STOCK: 97.2%
                  AGRICULTURE: 3.4%
    29,000        Dekalb Genetics Corporation ................        $2,187,687
                                                                      ----------

                  CHEMICAL PRODUCTS: 6.1%
    18,900        Betzdearborn, Inc. .........................         1,247,400
    27,700        Monsanto Company ...........................         1,192,831
    26,000        Praxair, Inc. ..............................         1,456,000
                                                                      ----------
                                                                       3,896,231
                                                                      ----------

                  ENERGY SOURCES: 61.3%
    26,000        Anadarko Petrol Corporation ................         1,560,000
    21,200        Atwood Oceanics, Inc. ......................         1,417,750
    19,200        British Petroleum Company Plc ..............         1,437,600
    31,000        Calenergy, Inc. ............................         1,178,000
    55,000        Canadian Natural Resources, Ltd.1 ..........         1,429,262
    22,000        Diamond Offshore Drilling, Inc.1 ...........         1,718,750
    23,200        Elf Aquitaine S.A. (ADR) ...................         1,262,950
    25,000        ENSCO International, Inc. ..................         1,318,750
    26,600        Exxon Corporation ..........................         1,635,900
    49,000        Global Marine, Inc. ........................         1,139,250
    20,000        Halliburton Company ........................         1,585,000
    31,400        Noble Affiliates, Inc. .....................         1,214,787
    20,000        Norsk Hydro AS (ADR) .......................         1,083,750
    37,000        Parker & Parsley Petroleum
                     Company .................................         1,308,875
    25,500        Pennzoil Company ...........................         1,957,125
    35,800        Rogers Corporation .........................         1,261,950
    29,200        Royal Dutch Petroleum ......................         1,587,750
    30,500        Smith International, Inc. ..................         1,852,875
    75,000        Snyder Oil Corporation .....................         1,378,125
    13,600        Texaco, Inc. ...............................         1,479,000
    59,900        Tosco Corporation ..........................         1,793,256
    64,300        Trizec Hahn Corporation ....................         1,374,413
    30,000        Unocal Corporation .........................         1,164,375
    45,000        USX-Marathon Group .........................         1,299,375
    42,000        Valero Energy Corporation ..................         1,522,500
    35,400        Williams Companies, Inc. ...................         1,548,750
    56 000        YPF Sociedad Anonima (ADR) .................         1,722,000
                                                                      ----------
                                                                      39,232,118
                                                                      ----------

                  ENVIRONMENTAL TECHNOLOGY: 4.9%
    35,600        Cooper Cameron Corporation ..................        1,664,300
    38,400        USA Waste Services, Inc.1 ...................        1,483,200
                                                                     -----------
                                                                       3,147,500
                                                                     -----------

                  FERROUS METALS: 4.1%
    52,000        Minerals & Resources
                     Corporation, Ltd. .......................         1,204,125
    20,000        Reynolds Metals Company ....................         1,425,000
                                                                     -----------
                                                                       2,629,125
                                                                     -----------

                  PAPER AND FOREST PRODUCTS: 10.7%
    55,000        Aracruz Celulose S.A. (ADR) ................         1,120,625
    19,100        Georgia Pacific Corporation ................         1,630,663
    40,000        James River Corporation of Virginia ........         1,480,000
    22,200        Temple Inland, Inc. ........................         1,198,800
    20,000        Willamette Industries, Inc. ................         1,400,000
                                                                     -----------
                                                                       6,830,088
                                                                     -----------

                  PRECIOUS METALS: 6.7%
    79,000        Cambior, Inc. ..............................           893,688
    30,000        Newmont Gold Company ........................        1,198,125
    19,500        Rio Tinto Plc ...............................        1,382,063
   150,000        TVX Gold, Inc. ..............................          796,875
                                                                     -----------
                                                                       4,270,751
                                                                     -----------

                  TOTAL INVESTMENTS: 97.2%
                     (cost $54,943,066+) ......................       62,193,500
                  Other assets in excess of liabilities:
                     2.8% .....................................        1,777,617
                                                                     -----------

                  TOTAL NET ASSETS: 100.0%
                     (equivalent to $14.80 per share
                     on 4,320,986 shares outstanding) ..........     $63,971,117
                                                                     ===========

1Non-income producing security.
ADR-American Depository Receipt.
+Aggregate cost for Federal income tax purposes is identical.

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)

ASSETS
Investments, at value (cost $54,943,066) (Note 1) .............      $62,193,500
Cash ..........................................................        1,240,747
Receivable for shares sold ....................................          560,095
Dividends and interest receivable .............................           60,404
                                                                     -----------
          Total Assets ........................................       64,054,746
                                                                     -----------

LIABILITIES
Due to Lexington Management Corporation (Note 2) ..............           52,484
Payable for shares redeemed ...................................            1,276
Accrued expenses ..............................................           29,869
                                                                     -----------
          Total Liabilities ...................................           83,629
                                                                     -----------

NET ASSETS (equivalent to $14.80 per share on
  4,320,986 share outstanding) (Note 4) .......................      $63,971,117
                                                                     ===========

NET ASSETS consist of:
Paid-in capital--unlimited shares of beneficial
    interest at no par value ..................................      $54,625,532
Undistributed net investment income (Note 1) ..................          266,846
Accumulated net realized gains on investments (Note 1) ........        1,828,305
Unrealized appreciation on investments (Note 1) ...............        7,250,434
                                                                     -----------
          Total Net Assets ....................................      $63,971,117
                                                                     ===========

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF OPERATIONS
Six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME
Dividends ........................................................................       $   564,000
Interest .........................................................................            65,018
                                                                                         -----------
                                                                                             629,018
Less: foreign tax expense ........................................................            15,044
                                                                                         -----------
          Total investment income ................................................                         $   613,974

EXPENSES
   Investment advisory fee (Note 2) ..............................................           283,540
   Accounting expenses (Note 2) ..................................................            19,828
   Printing and mailing expenses .................................................            16,492
   Professional fees .............................................................             7,240
   Directors' fees and expenses ..................................................             5,866
   Computer processing fees ......................................................             5,451
   Custodian expense .............................................................             5,015
   Registration fees .............................................................             1,486
   Other expenses ................................................................             2,210
                                                                                         -----------
      Total expenses .............................................................                             347,128
                                                                                                           -----------
          Net investment income ..................................................                             266,846

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 4)
   Net realized loss on investments ..............................................           (74,365)
   Net change in unrealized appreciation on investments ..........................         1,517,991
                                                                                         -----------
          Net realized and unrealized gain .......................................                           1,443,626
                                                                                                           -----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................                          $1,710,472
                                                                                                           ===========


LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                             ENDED          YEAR ENDED
                                                                                         JUNE 30, 1997     DECEMBER 31,
                                                                                          (UNAUDITED)          1996
                                                                                          ----------        ----------
Net investment income ............................................................       $   266,846       $   102,985
Net realized gain (loss) from investments and foreign currency
   transactions ..................................................................           (74,365)        2,033,892
Net change in unrealized appreciation ............................................         1,517,991         4,072,007
                                                                                         -----------       -----------
        Increase in net assets resulting from operations .........................         1,710,472         6,208,884

   Distribution to shareholders from net investment income                                        --          (125,875)
Increase from capital share transactions (Note 3) ................................        24,326,709        14,895,680
                                                                                         -----------       -----------
        Net increase in net assets ...............................................        26,037,181        20,978,689

   NET ASSETS:
     Beginning of period .........................................................        37,933,936        16,955,247
                                                                                         -----------       -----------
     End of period (including undistributed net investment income
        of $266,846 and $0, respectively) ........................................       $63,971,117       $37,933,936
                                                                                         ===========       ===========


   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON NATURAL RESOURCES TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     Lexington Natural Resources Trust (the "Trust") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek long-term growth of capital through investment primarily in common stock of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. With the exception of shares held in connection with initial capital of the Trust, shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by management in good faith under the direction of the Trust's Board of Trustees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Trust may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Trust's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


NOTE 2 -- INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

     The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Trust's average daily net assets. LMC has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), a registered investment advisor, under

LEXINGTON NATURAL RESOURCES TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996 (continued)

NOTE  2 --  INVESTMENT  ADVISORY  FEE  AND  OTHER  TRANSACTIONS
   WITH  AFFILIATE (continued)

which MSR will provide the Trust with certain investment management and administrative services. Pursuant to the terms of the sub-advisory contract between LMC and MSR, LMC pays MSR a monthly sub-advisory fee of 0.50% of the Trust's average daily net assets. For 1997, the investment advisor has voluntarily agreed to reimburse the Trust if total annual expenses (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 2.50% of the Trust's average daily net assets. No reimbursement was required for the six months ended June 30, 1997.

     The Trust reimbursed LMC for certain expenses, including accounting costs of $19,828, which are incurred by the Trust, but paid by LMC.


NOTE 3 -- CAPITAL STOCK

Transactions (at $1.00 per share) in capital stock were as follows:

                                                        Six months ended                      Year ended
                                                    June 30, 1997 (unaudited)              December 31, 1996
                                                   ---------------------------        ---------------------------
                                                    Shares           Amount             Shares          Amount
                                                    -------          -------            -------         -------
     Shares sold ...............................    2,606,568       $37,498,600        1,945,915       $25,001,397
     Shares issued on
       reinvestment of dividends ...............           --                --            8,844           125,875
                                                    ---------       -----------        ---------       -----------
                                                    2,606,568        37,498,600        1,954,759        25,127,272
     Shares redeemed ...........................     (939,472)      (13,171,891)        (801,456)      (10,231,592)
                                                    ---------       -----------        ---------       -----------
       Net increase ............................    1,667,096       $24,326,709        1,153,303       $14,895,680
                                                    =========       ===========        =========       ===========

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

      The cost of purchases and proceeds from sales of investments for the six months ended June 30, 1997, excluding short-term securities, were $63,852,304 and $38,292,022, respectively.

      At June 30,1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $8,530,702 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,280,268.


NOTE 5 -- INVESTMENT AND CONCENTRATION RISKS

      The Trust makes significant investments in foreign securities and has a policy of investing in the securities of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

LEXINGTON NATURAL RESOURCES TRUST
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:


                                             Six months
                                                ended
                                              June 30,
                                                1997                     Year ended December 31,
                                             (unaudited)        1996           1995          1994           1993
                                             -----------        ----           ----          ----           ----
Net asset value, beginning of period ......    $14.29          $11.30         $ 9.71         $10.30        $ 9.30
                                               ------          ------         ------         ------        ------
Income (loss) from investment operations:
   Net investment income ..................      0.06            0.05           0.06           0.04            --
   Net realized and unrealized gain (loss)
     on investments and foreign
currency transactions .....................      0.45            2.99           1.58          (0.59)         1.01
                                               ------          ------         ------         ------        ------
Total income (loss) from investment
   operations .............................      0.51            3.04           1.64          (0.55)         1.01
                                               ------          ------         ------         ------        ------
Less distributions:
   Distributions from net investment
     income ...............................        --           (0.05)         (0.05)         (0.04)        (0.01)
                                               ------          ------         ------         ------        ------
Net asset value, end of period ............    $14.80          $14.29         $11.30          $9.71        $10.30
                                               ======          ======         ======         ======        ======
Total return ..............................     7.33%*         26.89%         16.87%         (5.38%)       10.90%
Ratio to average net assets:
   Expenses ...............................     1.22%*          1.42%          1.47%          1.55%         2.26%
   Net investment income ..................     0.94%*          0.40%          0.56%          0.49%         0.08%
Portfolio turnover rate ...................   142.94%*        102.76%        149.18%         87.40%       114.44%
Average commission paid on equity
   security transactions** ................    $ 0.07          $ 0.07             --             --            --
Net assets, end of period (OOO's omitted) .   $63,971         $37,934        $16,955        $13,627        $5,325

 * Annualized.
** In accordance with SEC disclosure guidelines, the average commissions are calculated for the period beginning with the year ended December 31, 1996, but not for prior periods.

================================================================================
     LEXINGTON
     NATURAL RESOURCES TRUST


     INVESTMENT ADVISER
--------------------------------------------------
     LEXINGTON MANAGEMENT CORPORATION
     P.O. Box 1515
     Park 80 West Plaza Two
     Saddle Brook, New Jersey 07663

     SUB-ADVISOR
--------------------------------------------------
     MARKET SYSTEMS RESEARCH ADVISORS, INC.
     80 Maiden Lane
     New York, New York 10038

     DISTRIBUTOR
--------------------------------------------------
     LEXINGTON FUNDS DISTRIBUTOR, INC.
     P.O. Box 1515
     Park 80 West Plaza Two
     Saddle Brook, New Jersey 07663


     This report has been prepared for the information of the shareholders of Lexington Natural Resources Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.
================================================================================